T. Rowe Price State Tax-Free Income Trust

Georgia Tax-Free Bond Fund

1) The following sentence has been added to the fund's investment strategy:

The fund may invest in bonds whose income must be included in the calculation of alternative minimum tax.

2) The fund’s investment strategy has been revised as follows:

The fund’s weighted average maturity is expected to exceed 10 years.

3) The fund’s investment strategy has been revised as follows:

The fund may occasionally purchase below-investment-grade securities (including those with the lowest or no rating), but no such purchase will be made if it would cause the fund’s noninvestment-grade bonds to exceed 10% of its total assets.

And if our economic outlook is positive, we may take advantage of the fund's 10% "basket" for noninvestment-grade bonds.

4) The following sentence has been added to the fund's disclosure relating to Municipal Bond Insurance:

A significant amount of fund assets may be insured by a single insurer.

T. Rowe Price State Tax-Free Income Trust

Maryland Tax-Free Bond Fund

1) The following sentence has been added to the fund's investment strategy:

The fund may invest in bonds whose income must be included in the calculation of alternative minimum tax.

2) The fund’s investment strategy has been revised as follows:

The fund’s weighted average maturity is expected to exceed 10 years.

3) The fund’s investment strategy has been revised as follows:

The fund may occasionally purchase below-investment-grade securities (including those with the lowest or no rating), but no such purchase will be made if it would cause the fund’s noninvestment-grade bonds to exceed 10% of its total assets.

And if our economic outlook is positive, we may take advantage of the fund's 10% "basket" for noninvestment-grade bonds.

4) The following sentence has been added to the fund's disclosure relating to Municipal Bond Insurance:

A significant amount of fund assets may be insured by a single insurer.

T. Rowe Price State Tax-Free Income Trust

Maryland Short-Term Tax-Free Bond Fund

1) The following sentence has been added to the fund's investment strategy:

The fund may invest in bonds whose income must be included in the calculation of alternative minimum tax.

2) The fund’s investment strategy has been revised as follows:

The fund may occasionally purchase below-investment-grade securities (including those with the lowest or no rating), but no such purchase will be made if it would cause the fund’s noninvestment-grade bonds to exceed 10% of its total assets.

And if our economic outlook is positive, we may take advantage of the fund's 10% "basket" for noninvestment-grade bonds.

3) The following sentence has been added to the fund's disclosure relating to Municipal Bond Insurance:

A significant amount of fund assets may be insured by a single insurer.

T. Rowe Price State Tax-Free Income Trust

New Jersey Tax-Free Bond Fund

1) The following sentence has been added to the fund's investment strategy:

The fund may invest in bonds whose income must be included in the calculation of alternative minimum tax.

2) The fund’s investment strategy has been revised as follows:

The fund’s weighted average maturity is expected to exceed 10 years.

3) The fund’s investment strategy has been revised as follows:

The fund may occasionally purchase below-investment-grade securities (including those with the lowest or no rating), but no such purchase will be made if it would cause the fund’s noninvestment-grade bonds to exceed 10% of its total assets.

And if our economic outlook is positive, we may take advantage of the fund's 10% "basket" for noninvestment-grade bonds.

4) The following sentence has been added to the fund's disclosure relating to Municipal Bond Insurance:

A significant amount of fund assets may be insured by a single insurer.

T. Rowe Price State Tax-Free Income Trust

New York Tax-Free Bond Fund

1) The following sentence has been added to the fund's investment strategy:

The fund may invest in bonds whose income must be included in the calculation of alternative minimum tax.

2) The fund’s investment strategy has been revised as follows:

The fund’s weighted average maturity is expected to exceed 10 years.

3) The fund’s investment strategy has been revised as follows:

The fund may occasionally purchase below-investment-grade securities (including those with the lowest or no rating), but no such purchase will be made if it would cause the fund’s noninvestment-grade bonds to exceed 10% of its total assets.

And if our economic outlook is positive, we may take advantage of the fund's 10% "basket" for noninvestment-grade bonds.

4) The following sentence has been added to the fund's disclosure relating to Municipal Bond Insurance:

A significant amount of fund assets may be insured by a single insurer.

T. Rowe Price State Tax-Free Income Trust

Virginia Tax-Free Bond Fund

1) The following sentence has been added to the fund's investment strategy:

The fund may invest in bonds whose income must be included in the calculation of alternative minimum tax.

2) The fund’s investment strategy has been revised as follows:

The fund’s weighted average maturity is expected to exceed 10 years.

3) The fund’s investment strategy has been revised as follows:

The fund may occasionally purchase below-investment-grade securities (including those with the lowest or no rating), but no such purchase will be made if it would cause the fund’s noninvestment-grade bonds to exceed 10% of its total assets.

And if our economic outlook is positive, we may take advantage of the fund's 10% "basket" for noninvestment-grade bonds.

4) The following sentence has been added to the fund's disclosure relating to Municipal Bond Insurance:

A significant amount of fund assets may be insured by a single insurer.